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JSO/29833-10/165.3
                   LIMITED RECOURSE AGREEMENT


          This LIMITED RECOURSE AGREEMENT ("Limited Recourse Agreement") dated as of January 21, 1997 is made by TRANS LEASING INTERNATIONAL, INC., a Delaware corporation ("Trans Leasing"), in favor of FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("Lender").

                            RECITALS

          A. Lender has entered into a Revolving Credit and Term Loan and Security Agreement dated as of December 20, 1996 (as the same may from time to time be amended, modified, supplemented or restated, the "Credit Agreement") with TL Lease Funding Corp. IV, a Delaware corporation ("Borrower"), pursuant to which Lender shall, from time to time, make loans (the "Loan") to the Borrower. The Loan will initially be made on a revolving basis, and on or prior to the Transition Date, will convert to a term loan.

          B.   Trans Leasing is the sole shareholder of Borrower.
Trans Leasing will obtain substantial direct and indirect benefit from the making of the Loan.

          C. In consideration of the agreement of Lender to make the Loan to Borrower, Trans Leasing is willing to agree, under circumstances set forth herein, to contribute to Borrower either Eligible Leases or cash; provided that in no event shall Trans Leasing be required to contribute an aggregate amount in excess of $3,750,000 hereunder, all as further set forth herein.

          D. Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Credit
Agreement.

                           AGREEMENT

          NOW,  THEREFORE,  In  consideration  of  the  foregoing
Recitals and other good consideration, the receipt and adequacy is hereby acknowledged, and intending to be legally bound, the parties hereto do hereby agree as follows:

          Section 1. Acknowledgment. Trans Leasing hereby consents to Borrower's issuance of the Note and entry into the Credit Agreement. Trans Leasing acknowledges that Lender has agreed to make the Loan at the request of, and as an accommodation to, Borrower.

          Section 2. Agreement. Trans Leasing hereby unconditionally, absolutely and irrevocably agrees, on the Transition Date, to contribute to Borrower Additional Leases and/or immediately available funds, such that the sum of (i) the Discounted Lease Balances of the Additional Leases contributed hereunder, plus (ii) the amount of any such immediately available funds shall equal any Transition Date Covered Asset Base Shortfall (as defined below); provided that Trans Leasing shall not be required to pay or contribute an aggregate amount under this Limited Recourse Agreement of more than the lesser of $3,750,000 or five percent (5%) of the outstanding principal amount of the Loan as of the Transition Date, taking into account the Revolving Loan made pursuant to Section 3.1(f) of the Credit Agreement, together with, without limitation, the prompt payment of all expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incidental to the collection of such amounts. Such amounts and all other obligations and covenants to be performed by Trans Leasing under this Limited Recourse Agreement shall hereinafter from time to time be collectively referred to as the "Limited Recourse Obligations".

          For   purposes  of  this  Limited  Recourse  Agreement:
"Transition Date Covered Asset Base Shortfall" means the amount calculated as (i) the amount by which (A) the outstanding principal amount of the Loan as of the Transition Date, taking into account the Revolving Loan made on the Transition Date pursuant to Section 3.1(f) of the Credit Agreement, exceeds (B) the Asset Base reflected on the Asset Base Certificate delivered pursuant to Section 3.2(b) of the Credit Agreement, minus (ii) the Discounted Lease Balance of any Leases that became a Defaulted Lease after (x) if the Conversion Date has occurred as a result of the occurrence of an Early Amortization Event pursuant to clause (2) of the definition thereof, the second Determination Date preceding the Conversion Date or (y) in all other cases, the Determination Date immediately preceding the Conversion Date.

          Section 3. Agreement Unconditional. The obligations of Trans Leasing hereunder are irrevocable, absolute and uncondi tional, irrespective of the value, genuineness, regularity, validity or enforceability of the Obligations or any other circum stance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

          Section 4. Contribution of Additional Leases; Payments. Any contribution of Additional Leases pursuant to
Section 2 shall be made pursuant to an Assignment for Additional Leases substantially in the form of Exhibit C to the Contribution and Sale Agreement. All payments of cash to be made by Trans Leasing hereunder shall be made by deposit into the Collection Account.

          Section  5.   Representations  and  Warranties.   Trans
Leasing hereby represents and warrants to Lender that:

          (a) Trans Leasing is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing in every jurisdiction where the nature of its business requires it to be so qualified (except where the failure to so qualify would not have a material adverse effect on Trans Leasing's condition, financial or otherwise), and has the requisite power and authority to execute and deliver this Limited Recourse Agreement and to perform its obligations (including, without limitation, payment of the Limited Recourse Obligations) hereunder.

          (b) The execution, delivery and performance by Trans Leasing of this Limited Recourse Agreement (i) are within Trans Leasing's corporate powers and have been duly authorized by all necessary corporate action; (ii) do not contravene Trans Leasing's charter documents or any law or any contractual restriction binding on or affecting Trans Leasing or by which Trans Leasing's Property may be affected, (iii) do not require any authorization or approval or other action by, or any notice to or filing, registration or recording with, any Governmental Authority or any other Person, except such as have already been obtained or made and (iv) do not, except as contemplated by the Credit Agreement or this Limited Recourse Agreement, result in the imposition or creation of any Lien on any Property of Trans Leasing.

          (c) This Limited Recourse Agreement constitutes the legal, valid and binding obligation of Trans Leasing, enforceable in accordance with its terms, except as the enforceability thereof may be subject to or limited by bank ruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors and by general principles of equity.

          (d) To the best of Trans Leasing's knowledge, there is no action, suit or proceeding affecting Trans Leasing pending  or  threatened  before  any  court,  arbitrator  or
     Governmental Authority which is reasonably likely to materially adversely affect the ability of Trans Leasing to perform its obligations under this Limited Recourse Agreement.

          (e) The financial statements of Trans Leasing dated as of June 30, 1996 (audited) and September 30, 1996 (unaudited), copies of which have been furnished to Lender, fairly present the financial position and results of operations for Trans Leasing for the dates and periods purported to be covered thereby, all in accordance with GAAP.

          (f) Trans Leasing is not insolvent as of the date hereof and the incurrence of Trans Leasing's obligations under this Limited Recourse Agreement will not cause Trans
     Leasing: (i) to become insolvent; (ii) to be left with unreasonably small capital for any business or transaction in which Trans Leasing is presently engaged or plans to be engaged; or (iii) to be unable to pay its debts as such debts mature.

          Section 6. Consents. Trans Leasing hereby agrees that any or all of the following actions may be taken or things done without notice to Trans Leasing and without affecting the liability of Trans Leasing under this Limited Recourse Agreement:

          (a) The time for Borrower's performance of or compliance with any of the Obligations may be accelerated or extended or such performance or compliance may be waived by Lender (including, without limitation, the renewal, extension, acceleration or other change in the time of payment, or other terms of, the indebtedness, such as an increase or decrease in the rate of interest thereon);

          (b) Any of the acts referred to in the terms of the Loan Documents may be performed, upon default thereunder, by or on behalf of Lender; and

          (c) The terms of any of the Obligations or any term or condition in the Loan Documents may be amended as provided for therein by Borrower or Lender, as the case may be, for the purpose of adding any provisions thereto or changing in any manner the rights or obligations of Borrower or Lender thereunder.

          Section 7. Due Diligence. Trans Leasing acknowledges that it has, independently of and without reliance on Lender, made its own credit analysis of Borrower and the Collateral and performed its own legal review of this Limited Recourse Agreement, the Loan Documents and all related filings, and Trans Leasing is not relying on Lender with respect to any of the aforesaid items. Trans Leasing further agrees that Lender shall have no obligation to disclose to Trans Leasing information or material with respect to Borrower acquired in the course of Lender's relationship with Borrower.

          Section 8. Waiver. Trans Leasing hereby expressly waives discharge due to any disability of Borrower, any defenses of Borrower to its obligations under the Loan Documents not arising under the express terms of the Loan Documents or from a material breach thereof by Lender which under the law has the effect of discharging Borrower from any of the Obligations, the benefit of any act or omission by Lender which directly or indirectly results in or aids the discharge of Borrower from any of the Obligations by operation of law or otherwise, and any requirement that Lender exhaust any right, power or remedy or proceed against Borrower or any other Person liable for, any of the Obligations, or any portion thereof. Trans Leasing specifically agrees that it will not be necessary or required, and Trans Leasing shall not be entitled to require, that Lender file suit or proceed to assert or obtain a claim for personal judgment against Borrower for the Obligations or to make any effort at collection or enforcement of the Obligations from Borrower or file suit or proceed to obtain or assert a claim for personal judgment against Borrower or make any effort at collection of the Obligations from Borrower or exercise or assert any other right or remedy to which Lender is or may be entitled in connection with the Obligations or assert or file any claim against the assets of Borrower, before or as a condition of enforcing the liability of Trans Leasing under this Limited Recourse Agreement.

          Section 9. Certain Rights. Lender may pursue its rights and remedies under this Limited Recourse Agreement against Trans Leasing notwithstanding (a) any action taken by Lender to enforce any rights or remedies under the Credit Agreement or (b) unless all Obligations have been paid in full, any payment received under the Credit Agreement. In pursuing its rights under this Limited Recourse Agreement, Lender need not join Trans Leasing in any suit against Borrower or join Borrower in any suit against Trans Leasing.

          Section 10. Notice. Lender shall provide Trans Leasing with a copy of any notice of default to Borrower as provided under the Credit Agreement, provided, however, the failure of Lender to provide such notice to Trans Leasing will not exonerate Trans Leasing of any obligations under this Limited Recourse Agreement. Any notice or other communication herein required or permitted to be given shall be in writing and may be delivered in person, with receipt acknowledged, or sent by telecopy or by United States mail, registered or certified, return receipt requested, or by Federal Express or other nationally recognized overnight courier service, postage prepaid and confirmation of receipt requested: if to Trans Leasing, at its address at 3000 Dundee Road, Northbrook, Illinois 60062,
Attention: Chief Financial Officer; and if to Lender, at its address at One First Union Center TW-6, 301 South College Street, Charlotte, North Carolina 28288-0610, Attention: Christopher R. Snyder, Asset Securitization Division (Facsimile No. (704) 374-3254) or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 10. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which the same shall have been personally delivered, with receipt acknowledged, or sent by telecopy, three (3) Business Days after the same shall have been deposited in the United States mail or on the next succeeding Business Day if the same has been sent by Federal Express or other nationally recognized overnight courier service. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

          Section 11. Reinstatement. Notwithstanding any provision in any Loan Document to the contrary, the liability of Trans Leasing hereunder shall be reinstated and revived and the rights of Lender shall continue if and to the extent that for any reason any payment by or on behalf of Borrower is rescinded or must be otherwise restored by Lender, which rescission or required restoration results in the occurrence of a Transition Date Covered Asset Base Shortfall as of the Transition Date, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any such payment must be rescinded or restored shall be made by Lender in its sole discretion; provided, however, that if Lender chooses to contest any such matter at the request of Trans Leasing, Trans Leasing agrees to indemnify and hold harmless Lender from all costs and expenses (including, without limitation, reasonable attorneys' fees) reasonably related to such request.

          Section 12. No Waiver, Amendments, Etc. No failure on the part of Lender to exercise, no delay in exercising and no course of dealing with respect to, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. This Limited Recourse Agreement may not be amended or modified except by written agreement, executed in accordance with the provisions of the Credit Agreement and no consent or waiver hereunder shall be valid unless in writing and executed in accordance with the provisions of the Credit Agreement.

          Section 13. Compromise and Settlement. No compromise, settlement, release, renewal, extension, indulgence, change in, waiver or modification of any of the Obligations or the release or discharge of Borrower from the performance of any of the Obligations (other than payment in full of all Obligations) shall release or discharge Trans Leasing from this Limited Recourse Agreement.

          Section 14. Insolvency. The voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, or other proceeding affecting Borrower or the disaffirmance of any of the Loan Documents shall not release or discharge Trans Leasing from this Limited Recourse Agreement.

          Section 15. Expenses. In addition to its Limited Recourse Obligations, Trans Leasing hereby agrees to pay all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, reasonably paid or incurred by Lender in collecting or enforcing any or all of the Limited Recourse Obligations or in connection with the enforcement of this Limited Recourse Agreement and in which Lender is the prevailing party.

          Section 16. Entire Agreement. This Limited Recourse Agreement and all documents mentioned or contemplated herein constitute and contain the entire agreement of the parties and supersede any and all prior and contemporaneous agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

          Section 17. Severability. If any provision of this Limited Recourse Agreement is held to be unenforceable for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Limited Recourse Agreement shall be deemed valid and enforceable to the full extent possible.

          Section 18. Assignment; Governing Law. Neither Trans Leasing nor the Lender shall have the right to assign its rights hereunder or any interest herein. This Limited Recourse Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois as applied to contracts made and performed entirely within the State of Illinois by residents of such State.

          Section 19. Actions by Lender. Lender shall have the power to enforce this Limited Recourse Agreement against Trans
Leasing to the full extent of Trans Leasing's obligations hereunder.

          Section 20. Consent to Jurisdiction. Trans Leasing and Lender each hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, and in Cook County, Illinois, in any action, claim or other proceeding arising out of any dispute in connection with this Limited Recourse Agreement. Trans Leasing and Lender each hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by Trans Leasing or Lender in connection with this Limited Recourse Agreement, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its Property by registered mail or personal delivery to the address set forth in
Section 10.

          Section 21. Waiver of Jury Trial. TRANS LEASING AND LENDER HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS LIMITED RECOURSE AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

          SECTION  22.   General  Interpretive  Principles.   For
purposes of this Limited Recourse Agreement except as otherwise expressly provided or unless the context otherwise requires:

          (a)    the  terms  defined  in  this  Limited  Recourse
Agreement  have  the meanings assigned to them  in  this  Limited
Recourse Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date hereof;

          (c) references herein to "Articles", "Sections", "Subsections", "paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Limited Recourse Agreement;

          (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

          (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Limited Recourse Agreement as a whole and not to any particular provision; and
          (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

          Section 23. Termination. Subject to Section 11, this Limited Recourse Agreement shall terminate (a) if there is no Transition Date Asset Base Shortfall on the Transition Date, on the Transition Date, and (b) if there is a Transition Date Asset Base Shortfall on the Transition Date, upon the payment and contribution of the amount required under Section 2.


                   *     *     *     *     *


          IN WITNESS WHEREOF, Trans Leasing has executed and delivered this Limited Recourse Agreement as of the date first written above.

                         TRANS LEASING INTERNATIONAL, INC.


                         By:  /s/ Norman Smagley
                            Name: Norman Smagley
                            Title: Vice President - Finance



APPROVED AND ACCEPTED

FIRST UNION NATIONAL BANK
OF NORTH CAROLINA


By: /s/ Bill A. Shirley
   Name: Bill A. Shirley
   Title: Vice President